EXHIBIT 99.1

                             JOINT FILER INFORMATION

                           Other Reporting Person(s)

1. Highland Crusader Offshore Partners, L.P.

ITEM                                  INFORMATION

Name:                                 Highland Crusader Offshore Partners, L.P.


Address:                              Two Galleria Tower
                                      13455 Noel Road, Ste. 800
                                      Dallas, Texas 75240

Designated Filer:                     Highland Capital Management, L.P.

Issuer & Ticker Symbol:               American HomePatient, Inc [AHOM]

Date of Earliest Transaction          March 30, 2007
Required to be Reported
(Month/Day/Year):

If Amendment, Date Original           Not Applicable
Filed (Month/Day/Year):

Relationship of Reporting             10% Owner
Person(s) to Issuer:

Individual or Joint/Group Filing:     Form filed by More than One Reporting
                                      Person

Signature:                            HIGHLAND CRUSADER OFFSHORE PARTNERS, L.P.

                                      By: Highland Crusader Fund GP, L.P.
                                      Its: General Partner

                                      By: Highland Crusader Fund GP, LLC
                                      Its: General Partner

                                      By: Highland Capital Management, L.P.
                                      Its:  Sole Member

                                      By: Strand Advisors, Inc.
                                      Its: General Partner

                                      By:    /s/ James Dondero
                                             -------------------------------
                                      Name:  James Dondero
                                      Title: President
                                      Dated: April 3, 2007


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2. Strand Advisors, Inc.

ITEM                                  INFORMATION

Name:                                 Strand Advisors, Inc.

Address:                              Two Galleria Tower
                                      13455 Noel Road, Ste. 800
                                      Dallas, Texas 75240

Designated Filer:                     Highland Capital Management, L.P.

Issuer & Ticker Symbol:               American HomePatient, Inc [AHOM]

Date of Earliest Transaction          March 30, 2007
Required to be Reported
(Month/Day/Year):

If Amendment, Date Original           Not Applicable
Filed (Month/Day/Year):

Relationship of Reporting             10% Owner
Person(s) to Issuer:

Individual or Joint/Group Filing:     Form filed by More than One Reporting
                                      Person

                                       By:    /s/ James D. Dondero
                                              -------------------------------
                                       Name:  James D. Dondero
                                       Title: President
                                       Dated: April 3, 2007


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3. James D Dondero

ITEM                                  INFORMATION

Name:                                 James Dondero


Address:                              Two Galleria Tower
                                      13455 Noel Road, Ste. 800
                                      Dallas, Texas 75240

Designated Filer:                     Highland Capital Management, L.P.

Issuer & Ticker Symbol:               American HomePatient, Inc [AHOM]

Date of Earliest Transaction          March 30, 2007
Required to be Reported
(Month/Day/Year):

If Amendment, Date Original           Not Applicable
Filed (Month/Day/Year):

Relationship of Reporting             10% Owner
Person(s) to Issuer:

Individual or Joint/Group Filing:     Form filed by More than One Reporting
                                      Person

                                       By:    /s/ James D. Dondero
                                              -------------------------------
                                       Name:  James D. Dondero
                                       Dated: April 3, 2007